UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013 (March 21, 2013)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC..

(Exact name of registrant as specified in charter)

Maryland	333-154750	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 467-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On March 21, 2013, Hartman Short Term Income Properties XX, Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of the acquisition of the Parkway Property on March 15, 2013.  After reasonable inquiry we are not aware of any other material factors relating to the acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.  This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Form 8-K filing referred to hereinabove.

Item 9.01 Financial Statements and Exhibits.

On March 15, 2013, the Company, through Hartman Parkway LLC, its wholly owned subsidiary (“Parkway LLC”), acquired two multi-tenant office buildings located in Dallas, Texas (the “Parkway Property” or “Parkway Plaza I & II”).

(a)

Financial Statement of Business Acquired.

Parkway Property

Report of Independent Registered Public Accounting Firm.

Statement of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2012.

Notes to the Statement of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2012.

(b)

 Pro Forma Financial Information

Hartman Short Term Income Properties XX, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Consolidated Financial Statements.

Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2012.

Notes to the Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2012.

To the Board of Directors and Stockholders

of Hartman Short Term Income Properties XX, Inc.(the “Company”)

We have audited the accompanying statement of revenues over certain operating expenses (the Historical Summary) of Hartman Parkway, LLC (the “Parkway Property” or “Parkway Plaza I & II”) for the year ended December 31, 2012.  The Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman Short Term Income Properties XX, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues over certain operating expenses of the Property for the year ended December 31, 2012 in conformity with the accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P.

WEAVER AND TIDWELL, L.L.P.

Houston, Texas

May 31, 2013

PARKWAY PLAZA I & II
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

Year Ended December 31, 2012

Revenues:
Rental income	$ 1,568,798
Tenant reimbursements and other	124,525

Total revenues	$ 1,693,323

Certain operating expenses:
Operating, maintenance and management	671,288
Real estate taxes and insurance	210,982
General and administrative expenses	92,476

Total certain operating expenses	974,746

Excess of revenues over certain operating expenses	$ 718,577

See accompanying notes to statement of revenues over certain operating expenses.

PARKWAY PLAZA I & II

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2012

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On March 15, 2013, Hartman Short Term Income Properties XX, Inc. (the “Company”) acquired two office buildings comprising approximately 136,506 square feet located in Dallas, Texas, commonly known as Parkway Plaza I & II (the “Parkway Property” or “Parkway Plaza I & II”), through Hartman Parkway, LLC (“Parkway LLC”), a wholly owned subsidiary of the Company. Parkway LLC acquired the Parkway Property from Merit 99 Office Portfolio, LP, an unrelated seller, for a purchase price of $9,490,000, exclusive of closing costs.

The Parkway Property was constructed in 1980.  The Parkway Property was approximately 51% occupied as of December 31, 2012 and was approximately 68% occupied as of the acquisition date.  The major tenants are Gerdes Henrichson, Ltd. LLP, JP Morgan Chase Bank, RTW Financial Advisors, Inc., McCue Pauley & Associates, P.C., and O’Boyle Properties, Inc.

Parkway LLC financed the payment of the purchase price for the Parkway Property with (1) proceeds from the Company’s initial public offering and (2) loan proceeds drawn under a revolving loan agreement (the “Loan Agreement”) provided by a bank.

2.  BASIS OF PRESENTATION

The accompanying Statement of Revenues over Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Parkway Property’s revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and operating expenses during the reporting period.  Excluded items include interest, depreciation and amortization, and certain general and administrative costs. Actual results may differ from those estimates.

The Historical Summary for the year ended December 31, 2012 has been prepared in accordance with accounting principles generally accepted in the United States, however it does not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  The Parkway Property is owned by Hartman Parkway, LLC.  For the quarter ended March 31, 2013, Hartman Parkway, LLC has been reported as a consolidated subsidiary of the Company.

3.  SIGNIFICANT ACCOUNTING POLICIES

Revenue

Leases are accounted for as operating leases and minimum rental income is recognized as due under the terms of the respective leases.  Certain leases provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the term of the leases.  Rental income is recognized on the straight-line basis over the terms of the individual leases.  Revenue recognition under a lease begins when the tenant takes possession of or controls the physical use of the leased space.  Cost recoveries from tenants are included in tenant reimbursement income in the period the related costs are incurred.

PARKWAY PLAZA I & II

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2012

Certain Operating Expenses

Certain operating expenses include those expenses expected to be comparable to the proposed future operations of the Parkway Property.  Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

4.  FUTURE MINIMUM LEASE INCOME

The weighted average remaining lease terms for tenants occupying the Parkway Property was 7.5 years as of December 31, 2012.  Minimum rents to be received from tenants under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2012 were as follows:

Years ending December 31,	Minimum Future Rents
2013	$1,287,117
2014	654,500
2015	385,924
2016	254,487
2017	217,839
Thereafter	1,327,142
Total	$4,127,009

The following tenants comprised 10% or more of annualized base rental income of the Property as of December 31, 2012:

Tenant	Percentage of Annualized Base Rental Income
JP MORGAN CHASE BANK	16%

Effective January 1, 2013, the firm of Gerdes Henrichson, Ltd. LLP commenced a 14 month lease for 19,572 square feet of office space with an annual rental rate of $301,390, representing 21% of annualized base rental income as of that date.  With the commencement of the Gerdes lease, the percentage of annualized base rental income represented by JP Morgan Chase Bank decreased to 12%.

5.  COMMITMENTS AND CONTINGENCIES

Litigation

Parkway LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Parkway Property’s results of operations.

PARKWAY PLAZA I & II

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2012

Environmental Matters

In connection with the ownership and operation of real estate, Parkway LLC may be potentially liable for costs and damages related to environmental matters.  Parkway LLC has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Parkway Property’s results of operations.

6.  SUBSEQUENT EVENTS

Subsequent to December 31, 2012 and through May 31, 2013, management did not identify any subsequent events requiring additional disclosure other than as disclosed in these notes to the statement of revenues over certain operating expenses.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma consolidated financial information should be read in conjunction with the consolidated balance sheet of the Company as of December 31, 2012, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2012 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on April 1, 2013.

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2012 have been prepared to give effect to the acquisition of the Parkway Property, based on the revenues and certain operating expenses presented in the Historical Summary, as if the acquisition occurred on January 1, 2012.

These unaudited pro forma consolidated financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Parkway Property occurred on January 1, 2012.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2012
		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Parkway Plaza I&II (b)	Adjustments		Pro Forma Total
Revenues
Rental revenues	$ 2,830,366	$ 1,568,798	$ -		$ 4,399,164
Tenant reimbursements and other revenues	781,250	124,525	-		905,775
Total revenues	3,611,616	1,693,323	-		5,304,939
					-
Expenses					-
Property operating expenses	487,517	671,288	-		1,158,805
Asset management and acquisition fees	1,038,497	-	-		1,038,497
Organization and offering costs	136,321	-	-		136,321
Real estate taxes and insurance	769,023	210,982	-		980,005
Depreciation and amortization	2,180,489	-	749,660	(c)	2,930,149
General and administrative	336,710	92,476	-		429,186
Total expenses	4,948,557	974,746	749,660		6,672,963
					-
Loss before other income (expense) and equity in earnings of unconsolidated joint venture, net	(1,336,941)	718,577	(749,660)		(1,368,024)
					-
Other income (expense)					-
Gain on re-measurement	-	-	-		-
Interest expense	(746,843)	-	(237,250)	(d)	(984,093)
Other income (expense), net	(746,843)	-	(237,250)		(984,093)
					-
Loss after other income (expense) and before equity in earnings of unconsolidated joint venture, net	(2,083,784)	718,577	(986,910)		(2,352,117)
Equity in earnings of unconsolidated joint venture, net	-	-	-		-
Loss from continuing operations	$ (2,083,784)	$ 718,577	$ (986,910)		$ (2,352,117)
					-
Loss from discontinued operations	(27,253)	-	-		(27,253)
					-
Net loss	$ (2,111,037)	$ 718,577	$ (986,910)		$ (2,379,370)
Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.80)				$ (0.90)
Weighted average number of common shares outstanding, basic and diluted	2,647,039				2,647,039
See accompanying notes to un audited pro forma statements of operations for the year ended December 31, 2012

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2012

(a)

Historical financial information for the year ended December 31, 2012 are derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

(b)

Represents items of revenue and certain operating expenses for the Parkway Property for the year ended December 31, 2012.

(c)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(d)

Pro forma interest expense assumes 50% leverage based on the Parkway Property purchase price of $9,490,000 and an annual interest rate of 5%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Registrant)

Date: May 31, 2013

 By:  /s/  Louis T. Fox, III

Louis T. Fox, III

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm